UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
June 7, 2017
Date of Report (Date of earliest event reported)

 Penumbra, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)
(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)
Penumbra, Inc. (“Penumbra” or the “Company”) held its Annual Meeting of Stockholders on June 7, 2017 (“Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, April 12, 2017, there were 33,627,160 shares outstanding and entitled to vote, and 30,338,153 shares were voted in person or by proxy on the proposals described below.

(b)
At the Annual Meeting, Penumbra’s stockholders voted on the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017. The number of votes cast with respect to each proposal was as indicated below:

1)
Election of Class II Directors. The following nominees were elected to serve as Class II directors, each to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following results of voting:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arani Bose, M.D.	19,775,139	3,836,563	23,702	6,702,749
Bridget O'Rourke	23,552,615	57,313	25,476	6,702,749

2)
Ratification of Selection of Independent Registered Public Accounting Firm. The selection of Deloitte & Touche LLP as the independent registered public accounting firm for Penumbra for the fiscal year ending December 31, 2017 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,290,563	10,103	37,487	N/A

3)
Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,317,359	291,271	26,774	6,702,749

4)
Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The annual frequency of future advisory votes on Named Executive Officer compensation was approved, on an advisory basis, based on the following results of voting:

One Year	Two Years	Three Years	Abstentions
22,060,481	314,790	1,233,674	26,459

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENUMBRA, INC.

Date: June 9, 2017	By:	/s/ Sri Kosaraju
Sri Kosaraju
Chief Financial Officer and Head of Strategy